UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 12, 2017

Zayo Group Holdings, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36690	26-1398293
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Zayo Group, LLC

(Exact name of registrant as specified in its charter)

Delaware	333-169979	26-2012549
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

1805 29th Street, Suite 2050, Boulder, CO 80301

(Address of Principal Executive Offices)

(303) 381-4683

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure.

On January 12, 2017, Zayo Group, LLC (the “Company”), a direct subsidiary of Zayo Group Holdings, Inc., announced that it intends, subject to market and other conditions, to offer $800 million in aggregate principal amount of Senior Notes due 2027 in a private offering the (“144A Offering”) that is exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”). The Company also expects to enter into an amendment (the “Term Loan Amendment”) to the credit agreement governing its senior secured term loan facility (the “Term Loan Facility”).  Under the Term Loan Amendment, the Company intends to enter into a new seven year $2.5 billion incremental term loan facility (the “Incremental Term Loan”), which will be used to repay all outstanding indebtedness under the Term Loan Facility and, together with the net proceeds of the 144A Offering, will be used to fund the consideration be paid in connection with the Company’s previously announced acquisition of Electric Lightwave Parent, Inc.

In connection with the 144A Offering, the Company disclosed certain information to prospective investors in a preliminary offering memorandum dated January 12, 2017 (the “Preliminary Offering Memorandum”). Pursuant to Regulation FD, the Company is furnishing as Exhibits 99.1, 99.2 and 99.3 the following information: (i) the section of the Preliminary Offering Memorandum captioned “Summary Historical and Unaudited Pro Forma Consolidated Financial Information and Other Data,” (ii) the section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Financial Information,” and (iii) the section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Adjusted EBITDA Reconciliation.”

The information in this Item 7.01, including Exhibits 99.1, 99.2 and 99.3, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.

Exhibit No.	Description

99.1	The section of the Preliminary Offering Memorandum captioned “Summary Historical and Unaudited Pro Forma Consolidated Financial Information and Other Data.”
99.2	The section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Financial Information.”
99.3	The section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Adjusted EBITDA Reconciliation.”

Portions of this report may constitute “forward-looking statements” as defined by federal law. Although the registrants believe any such statements are based on reasonable assumptions, there is no assurance that actual outcomes will not be materially different. Additional information about issues that could lead to material changes in the registrants’ performance is contained in their respective filings with the Securities and Exchange Commission. The registrants undertake no obligation to publicly update or revise any forward-looking statements to reflect events or circumstances after the date hereof.

Investors should take into consideration those risks and uncertainties discussed in each registrant’s Annual Report on Form 10-K for the year ended June 30, 2016 and each registrant’s Quarterly Report on Form 10-Q for the quarter ended September 30, 2016, including but not limited to those under the heading “Risk Factors” to the extent each heading is included therein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group Holdings, Inc.

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED: January 12, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Zayo Group, LLC

	By:	/s/ Ken desGarennes
	Name:	Ken desGarennes
	Title:	Chief Financial Officer

DATED: January 12, 2017

EXHIBIT INDEX

Exhibit No.	Description

99.1	The section of the Preliminary Offering Memorandum captioned “Summary Historical and Unaudited Pro Forma Consolidated Financial Information and Other Data.”
99.2	The section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Financial Information.”
99.3	The section of the Preliminary Offering Memorandum captioned “Unaudited Pro Forma Condensed Adjusted EBITDA Reconciliation.”